PROSPECTUS

December 23, 2009, and as Supplemented February 2, 2010

THE LOU HOLLAND GROWTH FUND

Investor Shares (LHGFX)
Institutional Shares (LHGIX)
A Shares (LHGAX)
C Shares

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus.  Any representation to the contrary is a criminal offense.

Summary Section
Investment Objective	1
Fees and Expenses	1
Example	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Investment Risks	4
Performance Information	5
Management	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Details Regarding the Fund’s Investment Strategies and Risks
Additional Information Regarding Risk Factors	6
Who May Want to Invest in the Fund	6

Management	7
The Adviser	7
Portfolio Managers	8
Other Service Providers	8
Fund Expenses	8

Your Account	9
How to Contact the Fund	9
General Information	9
Buying Shares	11
Selling Shares	15
Retirement Accounts	16

Other Information	20
Distributions	20
Taxes	20
Organization	21

Financial Highlights	22

SUMMARY SECTION

INVESTMENT OBJECTIVE

The Lou Holland Growth Fund (the “Fund”) primarily seeks long-term growth of capital.  The receipt of dividend income is a secondary consideration.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s A Shares. More information about these and other discounts is available from your financial professional.  Operating expenses are based on amounts expected to be incurred during the Fund’s fiscal year ending December 31, 2010.

SHAREHOLDER FEES (fees paid directly from your investment)
	Investor Shares	Institutional Shares	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%	None
Maximum Sales (Charge) Load Imposed on Reinvested Dividends (as a percentage of the offering price)	None	None	None	None
Maximum Deferred Sales Charge Load Imposed on Redemptions (as a percentage of the offering price)	None	None	1.00%(2)	1.00%(1)
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None	0.25%	1.00%
Other Expenses (3)	0.53%	0.68%(4)	0.47%(4)	0.73%(4)
Total Annual Fund Operating Expenses	1.63%	1.53%	1.57%	2.58%
Fee Reduction & Expense Reimbursements(5)	(0.28%)	(0.33%)	(0.17%)	N/A
Net Total Annual Fund Operating Expenses(5)	1.35%	1.20%	1.40%	2.58%

(1)  A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within twelve months of purchase for the Fund.

(2)   A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund.

(3)  Other Expenses include Acquired Fund fees and expenses (“AFFE”). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.

(4)  Other Expenses are estimated to reflect fees for the current fiscal year.

(5)  Based on a fee reduction and expense reimbursement agreement through May 1, 2013, the Adviser has contractually agreed to reduce Fund expenses of Investor Shares to the extent that “Total Annual Fund Operating Expenses” (excluding, taxes, interest, portfolio transaction expenses and other extraordinary expenses) of Investor Shares exceed the annual rate of 1.35%.  Based on a fee reduction and expense reimbursement agreement through May 1, 2011, the Adviser has contractually agreed to reduce Fund expenses of Institutional Shares and A Shares to the extent that “Total Annual

Fund Operating Expenses” (excluding, taxes, interest, portfolio transaction expenses and other extraordinary expenses) of Institutional Shares and A Shares exceed the annual rate of 1.20% and 1.40%, respectively. The fee reduction and/or expense reimbursement agreement may be changed or eliminated with the consent of the Board of Trustees at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Shares	$137	$428
Institutional Shares	$122	$451
A Shares	$143	$479
C Shares	$261	$802

The Institutional Shares’ and A Shares' net expenses are used to calculate costs of investing in Institutional Shares and A Shares for the first year only.  The Investor Shares’ net expenses are used to calculate costs of investing in Investor Shares for the first and third year.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid- to large-capitalization growth companies.  In pursuing its investment objective, the Fund maintains a diversified portfolio of equity securities of companies that Holland Capital Management LLC (the “Adviser”) regards as high quality companies based on earnings growing faster than the general market, reasonable valuations, strong financial condition, strong management, and superior industry positions.  Equity securities include preferred stocks, convertible securities and rights and warrants. The Fund invests primarily in U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers that exhibit the growth characteristics mentioned above. The Fund may purchase and write (sell) covered options.

PRINCIPAL INVESTMENT RISKS

Recent Market Events Risk.  Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Adviser Risk. The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Mid-Capitalization Investing Risk.  Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Common Stock and Equity Securities Risk. The Fund is subject to the risk that stock prices may fall over a short period or extended periods of time.

Foreign Securities Risk. Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Options and Futures Risk. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

PERFORMANCE INFORMATION

The historical information shown below from December 31, 1999 through December 31, 2008 reflects the historical performance of the Lou Holland Growth Fund, a series of The Lou Holland Trust (the “Predecessor Fund”).  Effective as of the close of business on January 29, 2010, the Predecessor Fund reorganized into Investor Shares of the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment adviser.  The chart provided below indicates some of the risks of investing in the Fund by showing the performance of the Predecessor Fund from year to year.   The table below illustrates how the Predecessor Fund’s average annual return compared with a broad-based securities index. The Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the Index. Unlike the performance figures of the Fund, the Index’s performance does not reflect the effect of fees, expense or taxes. Performance for the Predecessor Fund shown below reflects fee reductions and/or expense reimbursements, if any. Without fee reductions and/or expense reimbursements, performance would have been lower. Updated performance information is available at www.hollandcap.com or by calling (800) 295-9779.

Calendar Year Total Returns. The following chart shows the annual total return for the Predecessor Fund for the past ten years.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The Predecessor Fund’s calendar year-to-date total return as of September 30, 2009 was 28.29%.

During the periods shown in the chart, the Predecessor Fund’s highest return for a calendar quarter was 15.73% (for the quarter ended December 31, 2001) and its lowest return for a calendar quarter was –21.57% (for the quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

For the periods Ended December 31, 2008	One Year	Five Years	Since Inception(1)
Lou Holland Growth Fund (Investor Shares)
Return Before Taxes(2)	-34.83%	-3.70%	4.01%
Return After Taxes on Distributions (3)	-34.85%	-3.92%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-22.64%	-3.09%	3.44%
Russell 1000® Growth Index (Index reflects no deductions for fees, expenses or taxes)	-38.44%	-3.42%	2.30%

(1)The Predecessor Fund’s inception date is April 29, 1996.

(2)As of the date of this prospectus the C Shares class of the Fund has not commenced operations.

(3)After-tax returns are calculated using the historical highest individual Federal marginal income tax rates in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown for Investor Shares.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Holland Capital Management LLC is the Fund’s investment adviser.

PORTFOLIO MANAGERS

Monica L. Walker and Carl R. Bhathena are primarily responsible for the day-to-day management of the Fund’s investments.  Ms. Walker has served as portfolio manager with respect to the Fund since its inception in 1996.  Mr. Bhathena was named Co-Portfolio Manager on May 1, 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through your financial intermediary, by mail to Lou Holland Growth Fund, P.O. Box 588, Portland, Maine 04112, or by telephone at (800) 295-9779.  Shares also may be purchased by check, wire or electronic bank transfer.  The Fund accepts investments in the following minimum amounts:

Initial Minimum Investment
Type of Account	Investor Shares	Institutional Shares	A Shares	C Shares
Regular Accounts	$1,000	$100,000	$1,000	$1,000
Retirement Accounts	$250	$100,000	$250	$250

Minimum Additional Investment
Type of Account	Investor Shares	Institutional Shares	A Shares	C Shares
Regular Accounts	$50	$1,000	$50	$50
Retirement Accounts	$50	$250	$50	$50

TAX INFORMATION

Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains.  See “Taxes” in the Fund’s prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details Regarding the Fund’s Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid- to large-capitalization growth companies.  The Fund considers mid-capitalization and large-capitalization companies to be those having market capitalizations (number of shares outstanding multiplied by share price) within the range of the companies included in the S&P MidCap 400 Index ($200.00 million to $7.90 billion as of December 17, 2009) or the Russell 1000® Index ($361.98 million to $329.73 billion as of September 30, 2009).  The market capitalizations of companies in the Fund’s portfolio and these indices change over time; the Fund will not automatically sell a stock it already owns or cease to purchase a stock just because the market capitalization of the company falls outside this range.

While the Fund invests primarily in U.S. companies, it may invest up to 20% of its total assets in companies that are organized in foreign countries that exhibit the growth characteristics mentioned above.

Equity Securities.  The Fund may invest in equity securities other than common stocks.  Other types of equity securities the Fund may acquire include preferred stocks, securities that are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

Foreign Securities.  The Fund may invest in common stocks or other securities of foreign companies.  These investments will be made primarily through the purchase of American Depositary Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign companies listed on a U.S. securities exchange, although the Fund also may make direct market purchases of such foreign securities.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign company deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in an over-the-counter market.

In connection with its investments in securities of foreign companies, the Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars.  The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in currency exchange rates.

Options and Futures.  Options and futures contracts are types of derivative instruments.  They “derive” their value from an underlying security, index or other financial instrument.  The use of options and futures permits the Fund to increase or decrease the level of risk associated with its investments or to change the character of that risk.

The Fund may write covered call options, buy put options, buy call options and write put options on particular securities or various indices.  The Fund also may invest in futures contracts and options on futures contracts.  The Fund may make these investments for the purpose of protecting its assets (this is known as “hedging”) or to generate income.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISK FACTORS

Market Risk.  The market value of a security may fluctuate, sometimes rapidly and unpredictably.  This volatility may cause a security to be worth less than what was paid for it.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.  The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Adviser Risk.  The strategies used by the Fund’s Adviser may fail to produce the intended result.  The Adviser’s assessment of companies or the securities which are purchased for the Fund may prove incorrect, resulting in losses or poor relative performance even in rising markets.

Mid-Capitalization Investing Risk.  The Fund invests primarily in stocks of mid-capitalization and large-capitalization companies.  The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

Growth Company Risk.  An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

 Common Stock and Equity Securities Risk.   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. For example, the value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s price may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. The prices of common stocks tend to fluctuate more over time than the prices of preferred stocks or fixed income securities. Investments in common stocks and other equity securities offer greater potential for capital growth and appreciation than investments in other types of securities, but also entail greater risk of loss.  As a general matter, these other types of securities are subject to many of the same risks as common stocks.

Foreign Securities Risk.  Foreign investing, whether directly or through ADRs, involves risks not typically associated with U.S. investments including increased volatility due to adverse political, regulatory and economic factors. Currency and exchange rates may have a negative effect on valuation. Foreign markets are often less liquid and lack current publicly available information due to different reporting standards. There may be tax and accounting issues as well as settlement difficulties. Owning foreign securities may cause the Fund’s share price to fluctuate more than if it held only domestic securities.

Options and Futures Contracts Risks.  The risks related to the use of options and futures contracts include:  (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect, (ii) possible lack of a liquid secondary market for closing out options or futures positions, (iii) the need for additional portfolio management skills and techniques, and (iv) losses due to unanticipated market movements.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are pursuing long-term capital appreciation
•	Are willing to accept price fluctuations in your investments
•	Are seeking a fund that invests in mid-cap and large-cap companies
•	Are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

•	Need stability of principal
•	Are pursuing a short-term goal or are investing emergency reserves
•	Want an investment that pursues market trends or that may focus only on particular sectors.

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser. The Fund’s Adviser is Holland Capital Management LLC, a Delaware limited liability company whose principal place of business is One North Wacker Drive, Suite 700, Chicago, IL 60606.  The Adviser has served as the investment adviser of the Fund since the inception of the Fund in 1996.  The Adviser also provides investment advisory services to the accounts of private individual and institutional investors. As of September 30, 2009, the Adviser had over $1 billion in other assets under management.

The Adviser receives, on a monthly basis, an investment management fee based on the Fund’s average daily net assets at the following annualized rates: with respect to the Fund, 0.85% of the average daily net assets up to $500 million, 0.75% of the average daily net assets up to the next $500 million, and 0.65% of the average daily net assets in excess of $1 billion.  The Adviser has contractually agreed, through May 1, 2013, to limit its investment management fee and/or reimburse expenses of the Investor Shares class so that total annual operating expenses of the Investor Shares do not exceed more than 1.35%. The Adviser has contractually agreed, through May 1, 2011, to limit its investment management fee and/or reimburse expenses of the Institutional  Share class and A Share class so that total annual operating expenses do not exceed more than 1.20% and 1.40%, respectively.

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund will be included in the Fund’s annual report to shareholders for the period ended December 31, 2009.

Portfolio Managers. The persons employed by or associated with the Adviser who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker and Carl R. Bhathena (the “Portfolio Managers”).  The Portfolio Managers’ business experience for the past five years is as follows:  Ms. Walker has served as portfolio manager with respect to the Fund since its inception in 1996 and to the Adviser’s institutional and private account clients since 1991.  Mr. Bhathena was named Co-Portfolio Manager on May 1, 2009.  He has served as Senior Equity Analyst at the Adviser since 1993.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Other Service Providers. Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”), as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses. The Fund pays expenses out of its own assets.  Expenses of each share class include that class’ own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust.  Certain service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund.  Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Your Account

How to Contact the Fund

Write to us at:
The Lou Holland Growth Fund
P.O. Box 588
Portland, Maine 04112

Overnight address:
The Lou Holland Growth Fund
c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
Number (toll free)
(800) 295-9779

 Email us at:
 info@hollandcap.com

Wire investments (or ACH payments) to:
 Please contact the Transfer Agent at Fund Phone Number to obtain The ABA routing number and the account number for the Fund.

General Information. You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange (“NYSE”) is open.  Under unusual circumstances, the Fund may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares at the NAV next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 10 through 16).  If the transfer agent receives your purchase or redemption request in proper form by 4:00 p.m., Eastern time, your transaction will price at the NAV of the Fund the same business day; if the transfer agent receives your request after 4:00 p.m., Eastern time, your transaction will price at the NAV of the Fund the next business day.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmation and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

When and How NAV is Determined. The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed.  The time at which the NAV is calculated may change in case of an emergency, if deemed appropriate by the Fund’s officers.

The NAV of the Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class.  Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost.  Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on the Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.  Market quotations may not be readily available or may be unreliable.  The Board has delegated fair value determinations to a Valuation Committee composed of members of the Board, the Trust’s Principal Financial Officer, a representative of the Administrator and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation.  Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and does not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund’s investment in foreign securities also are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

NYSE Holiday Schedule. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

Payments to Financial Intermediaries  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.

The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make

Fund shares available to sales representatives and/or customers of a fund platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent.  To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which can be found on the Fund’s website.

BUYING SHARES

How to Make Payments

Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks.  Checks must be made payable to the “Lou Holland Growth Fund.”  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to the “Lou Holland Growth Fund”.  A $20 charge may be imposed on any returned checks.

ACH.  Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires.  Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

Initial Minimum Investment
Type of Account	Investor Shares	Institutional Shares(1)	A Shares	C Shares
Regular Accounts	$1,000	$100,000	$1,000	$1,000
Retirement Accounts	$250	$100,000	$250	$250

Minimum Additional Investment
Type of Account	Investor Shares	Institutional Shares(1)	A Shares	C Shares
Regular Accounts	$50	$1,000	$50	$50
Retirement Accounts	$50	$250	$50	$50

(1) The minimum investment requirement for Institutional Shares may be waived for current and former officers, partners, directors or employees (and any of their immediate relatives) of the Adviser or any of its affiliates; any Trustee or officer of the Trust; and any advisory clients of the Adviser.

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign and signed exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that   reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts (including corporate pension plans)	• The trust must be established before an account may be opened. • The Trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, taxpayer identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and in proper form. Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on your Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees that are assessed.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage,  and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel , restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.
Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and not withstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of mid-capitalization companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your advisor using the method that is most convenient for you	Through a Financial Institution • Contact your advisor using the method that is most convenient for you
By Check
• Call us or write us, or visit www.hollandcap.com for an account application
• Complete the application (and other required documents, if applicable)
• Mail us your application (and other required documents, if applicable) and a check
By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check
By Wire
• Call us or write us, or visit www.hollandcap.com for an account application
• Complete the application (and other required documents, if applicable)
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
• Mail us your original application (and other required documents, if applicable)
• Instruct your financial institution to wire your money to us
By Wire • Instruct your financial institution to wire your money to us
By ACH Payment
• Call us or write us, or visit www.hollandcap.com for an account application
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

By ACH Payment
• Call to request a purchase by ACH payment
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application
• Purchases are limited to $25,000 per day

Systematic Investments.  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed four investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $50 per occurrence.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that you funds did not clear.

You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares The Fund processes redemption orders received in good order at the next calculated NAV.  Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution • Contact your advisor using the method that is most convenient for you

By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required)
• Obtain other documentation (if required)
• Mail us your request and documentation
•

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be mailed to you by check or  electronically credited to your account at the financial institution identified on your account application

Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us the completed application
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your  account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or,  if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $250 per occurrence.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more;

•	Changes to a shareholder’s record name or account registration;

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account;

•	Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account.

The transfer agent reserves the right to require a Medallion Signature Guarantee on all redemptions.

Small Accounts. If the value of your account falls below $250, the Fund may ask you to increase your balance.  If the account value is still below $250 after 60 days, the Fund retains the right to close your account and send you the proceeds.  There are no minimum balance requirements for qualified retirement plans. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind. Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Funds reserve the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent that a Fund shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts.  The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the Transfer Agent locates you or the funds escheat to the state of your last known address.

Retirement Accounts. You may invest in Fund shares through an IRA, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Choosing a Share Class. The following is a summary of the differences between Institutional Shares, Investor Shares, A Shares and C Shares of the Fund:

Investor Shares	Institutional Shares	A Shares	C Shares
• Designed for retail investors
• Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Adviser, trustees or officers of the Trust, directors, officers, employees of the Adviser, the Distributor or any of their affiliates or the spouse, life-partner, or minor children [under 21] of such persons

		• Designed for retail investors	• Designed for retail investors
• No initial or deferred sales charge	• No initial or deferred sales charge	• Initial sales charge of up to 5.75%.
• No initial sales charge.

• Contingent deferred sales charge of 1.00% of the lesser of the purchase price of the C Shares or their NAV at the time of redemption, payable if shares are redeemed within one year of purchase.

• Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets	• No Rule 12b-1 distribution/ service fee	• Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets	• Rule 12b-1 distribution fee equal to 1.00% of the class’ average daily net assets

Fees vary considerably between the Fund’s classes.  You should carefully consider the differences in the classes’ fee structure as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

Sales Charge Schedule—A Shares An initial sales charge is assessed on purchases of A Shares as follows:

Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Broker/Dealer Reallowance %
Less than $50,000	5.75%	6.10%	5.00%
At least $50,000 but less than $100,000	4.50%	4.71%	3.75%
At least $100,000 but less than $250,000	3.50%	3.63%	2.75%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and greater (2)	0.00%	0.00%	0.00%

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

Brokers that initiate and are responsible for purchases of $1 million or more of A shares receive a sales commission of up to 1.00% of the offering price as follows:

Sales Commission as % of Public Offering Price:
Aggregate Amount of Purchase (1)	Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75%	of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50%	of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25%	of the amount over $15,000,000 plus $112,500

(1)	Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

Reduced Sales Charges—A Shares You may qualify for a reduced initial sales charge on purchases of the Fund’s A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same taxpayer identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of the Fund (as of the Fund’s prior business day) that were purchased previously for accounts (i) in your name, (ii) in the your spouse’s name, (iii) in the name of you and your spouse,  (iv) in the name of your minor child under the age of 21, and  (v) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase.  You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding A Shares held in all accounts in your name at the transfer agent;
•	Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and
•	Information or records regarding A Shares for accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s A Shares in accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

Elimination of Initial Sales Charges—A Shares Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986 (“IRC”) or a plan operating consistent with Section 403(b) of the IRC;

•
Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

•
Trustees and officers of the Trust, directors, officers and full-time employees of the Adviser, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner,  direct ancestor or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; and

•	Any person who is reinvesting dividends or capital gain distributions; or

•	Any person purchasing $1 million or more in A Shares.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule—A Shares and C Shares A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within twelve months of purchase for the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC, such as shares acquired with reinvested dividends and capital gain distributions. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.

Waivers of CDSC A CDSC will not be assessed on redemptions of A Shares or C Shares purchased by:

•	A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
•
Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or

•
Trustees and officers of the Trust, directors, officers and full-time employees of the Adviser, the  Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner, or minor children under 21 of any such person, any trust or individual retirement account or  self-employed retirement plan for the benefit of any such person, or the estate of any such person.

Rule 12b-1 Distribution Fees The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder service-related services provided by such entities, an aggregate fee equal to 0.25% annually of the average daily net assets of Investor Shares and A Shares and an aggregate fee equal to 1.00% annually of the average daily net assets of C Shares. The Institutional Shares has not adopted a 12b-1 Plan. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

Payments by the Fund under the Rule 12b-1 Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the Adviser, Distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C shares, brokers may receive a sales commission in amounts up to 1.00% of the amount invested by their clients in the Class C shares of the Fund. To recoup these up-front payments, the Adviser or Distributor, as applicable, receives all of the 12b-1 fees during the first year. After one year, broker-dealers or financial advisors receive the entire ongoing 12b-1 fees associated with their clients’ investments. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser or the Distributor and are not financed by investors or the Fund.

Because the Fund pays distribution and/or service fees on an ongoing basis, the cost of your investment over time will increase and may be higher than paying other types of sales charges.

Other Information

Distributions

The Fund declares dividends from net investment income and pays those dividends quarterly.  Any net capital gain realized by the Fund is distributed at least annually.

Most investors have their dividends and other distributions reinvested in additional shares of the same class of the Fund. If you choose this option, or if you do not indicate any choice, your dividends and other distributions will be reinvested. Alternatively, you may choose to have your dividends and other distributions mailed to you or sent directly to your bank account.  If you do not elect to have the proceeds reinvested, and the dividend or other distribution is less than $10, your proceeds will be automatically reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent dividends and other distributions may be reinvested at the Fund’s discretion.  For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (and net short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of net capital gain (the excess of net long term capital over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to  state and local income taxes. Some Fund distributions may also include nontaxable returns of capital which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

A distribution of net capital gain or net investment income reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you will be taxed on the distribution even though it represents a partial return of your investment.

The sale (redemption) of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on a redemption equal to the difference, if any, between the amount of your net redemption  proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold Federal income tax at a 28% rate on all taxable distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications (in the case of distributions) or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you a statement containing information about the income tax status of distributions paid during a calendar year soon after December 31 of that year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and each Fund is a series of the Trust.  The Funds do not expect to hold shareholders’ meetings unless required by Federal or Delaware law.  Shareholders of a separate series of the Trust are not entitled to vote separately at shareholders’ meetings unless a matter relates only to specific series (such as approval of the advisory agreement for a Fund).  From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information below has been audited by other independent registered public accounting firms.  As of the date of this prospectus the C Shares class of the Fund has not commenced operations.

For the Years Ended December 31,

	2008	2007	2006	2005	2004
Per Share Data:
(for a share outstanding throughout the year):
Net asset value, beginning of
year	$19.81	$18.65	$17.99	$18.23	$16.58
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.04)	0.02	(0.03)	0.05
Net realized and unrealized gain
(loss) on investments	(6.86)	1.79	0.92	(0.12)	1.80
Total from investment
operations	(6.90)	1.75	0.94	(0.15)	1.85
Less distributions:
Dividends from net investment
income	-	(0.01)	(0.01)	-	(0.05)
Distributions from capital gains	(0.01)	(0.58)	(0.27)	(0.09)	(0.15)
Total distributions	(0.01)	(0.59)	(0.28)	(0.09)	(0.20)
Net asset value, end of year	$12.90	$19.81	$18.65	$17.99	$18.23
Total return	(34.83)%	9.40%	5.23%	(0.80)%	11.21%

Supplemental Data and Ratios:
Net assets, end of year	$33,766,141	$55,703,278	$58,993,382	$40,070,057	$42,143,873
Ratio of expenses to average
net assets:
Before expense waiver and
reimbursement	1.71%	1.41%	1.47%	1.65%	1.88%
After expense waiver and
reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver and
reimbursement	(0.61)%	(0.25)%	(0.02)%	(0.47)%	(0.24)%
After expense waiver and
reimbursement	(0.25)%	(0.19)%	0.10%	(0.17)%	0.29%
Portfolio turnover rate	34.98%	25.58%	31.64%	30.63%	40.83%

(1)Calculated using the average shares outstanding method.

Forum Funds
The Lou Holland Growth Fund

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual/semi-annual reports (when available) to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports (when available) and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The Lou Holland Growth Fund
c/o Atlantic Fund Administration
P.O. Box 588
Portland, Maine 04112
(800) 295-9779 (toll free)

The Fund’s prospectus, SAI, and annual/semi-annual reports (when available), as well as a description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities, are available without charge on the Fund’s website at:  www.hollandcap.com/lhgf.html

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports (when available), the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.You may obtain copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
mailto:publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports (when available) and the SAI, is available on the SEC’s Web site at http://www.sec.gov/.

Distributor
Foreside Fund Services, LLC
http://www.foreside.com/

Investment Company Act File Number 811-3023.